Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bullion Monarch Mining, Inc. (the “Registrant”) on Form 10-K for the period ending April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), we, R. Don Morris, President and Philip Manning, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 14, 2010	By:	/s/R. Don Morris
R. Don Morris
President and Director

Date:	July 14, 2010	By:	/s/Philip Manning
Philip Manning
Chief Financial Officer